SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): September 24, 2002



                         ELINE ENTERTAINMENT GROUP, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                         000-30451                        88-0429856
---------------                   ------------                    --------------
(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                        Number)



               8905 Kingston Pike, Suite 313, Knoxville, TN 37923
          -------------------------------------------------------------
                   (Address of executive offices and Zip Code)



Registrant's telephone number, including area code:  (865) 765-0709



             4757 East Greenway Road, Suite 107B, Phoenix, AZ 85032
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant.

         On September 24, 2002 under the terms of a Stock Purchase and Redemption Agreement (the "Agreement"), Yucatan Holding Company ("Yucatan"), a privately-held investment company, acquired 11,580,000 shares of our common stock in exchange for $16,000 in a private transaction exempt from registration under the Securities Act of 1933. The funds Yucatan used for the transaction were funds it had on hand. The funds were tendered by Yucatan to Thomas J. Gaffney, our then current president and member of our board of directors. As of the date hereof, certificates representing 9,500,000 shares of common stock have been delivered to Yucatan. The certificates representing the remaining 2,080,000 shares have been delivered by Mr. Gaffney and he has advised Yucatan that the medallion guaranteed stock powers and corporate resolutions, as needed, are forthcoming.

         In addition, under the terms of the Agreement, we have redeemed 4,000,000 shares of our preferred stock, which represented all of the preferred shares, in exchange for cash payments of an aggregate of $6,000 and an unsecured, non-interest bearing promissory note in the principal amount of $120,000. Both the note and the payments are to Mr. Gaffney. As of the date hereof, certificates and medallion guaranteed stock powers representing 2,000,000 shares of our preferred stock have been delivered and redeemed. Mr. Gaffney has delivered the certificate representing the remaining 2,000,000 shares of preferred stock and has advised us the medallion guaranteed stock power is forthcoming. Upon the redemption of these shares, the shares will be returned to our treasury with the status of unissued, undesignated shares of preferred stock.

         Following the closing of the Agreement, Yucatan has exchanged the 9,500,000 shares of common stock delivered to it to date under the Agreement for 200,000 shares of our newly created Series B Convertible Preferred Stock. The designations, rights and preferences of the Series B Convertible Preferred Stock are described in Item 5. of this Report. Concurrent with such exchange, the 9,500,000 shares of our common stock owned by Yucatan were returned to our treasury with the status of authorized but unissued shares. To date, this transaction has reduced the number of issued and outstanding shares of common stock from 19,637,954 shares to 10,137,954 shares. When the remaining 2,080,000 shares of our common stock are delivered under the terms of the Agreement, these will likewise be returned by Yucatan to our treasury and will have the status of authorized but unissued shares of our common stock. At such time, the number of shares of our outstanding common stock will be reduced to 8,057,954 shares.

         As a condition of the Agreement, individuals or entities which represented approximately $740,000 of liabilities on our balance sheet at July 31, 2002, including approximately $640,000 purportedly due to our former officers, directors and affiliates, were to deliver to Yucatan Forgivenesses of Debt and General Releases. As of the date hereof, Yucatan has received a Forgiveness of Debt and General Release for

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

$8,500 from an unaffiliated third party. Mr. Gaffney has advised Yucatan that the remaining Foregivenesses of Debt and General Releases are forthcoming.

         In connection with the execution of the Agreement, James McCann, the holder of 653,700 shares of our common stock, granted Jayme Dorrough, Yucatan's sole officer and director, a one-year irrevocable voting proxy covering such shares. On the closing date of the Agreement, our then current officers and directors resigned and Mrs. Dorrough was elected sole director. Following the closing of the Agreement, our board of directors appointed Barry A. Rothman to serve as our interim president. See Item 5. below for biographical information on Mr. Rothman and Mrs. Dorrough.

         As a result of the foregoing transactions, including giving proforma effect to the return to treasury of the remaining 2,080,000 shares of our common stock and 2,000,000 shares of preferred stock, and the issuance of the Series B Convertible Preferred Stock, as of October 2, 2002 there were 8,057,954 shares of our common stock and 200,000 shares of our Class B Convertible Preferred Stock issued and outstanding. Each share of common stock is entitled to one vote, and each share of Class B Convertible Preferred Stock is entitled to 500 votes, on all matters submitted to our shareholders for a vote, and the both classes of these securities vote together as one class. The following table contains information regarding record ownership of our common stock as of October 2, 2002 held by:

         * persons who own beneficially more than 5% of our outstanding voting securities,

         *        our directors,

         *        named executive officers, and

         *        all of our directors and officers as a group.

         A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from October 2, 2002, upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise indicated, the address of each of the listed beneficial owners identified is 8905 Kingston Pike, Suite 313, Knoxville, TN 37923.

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

Title of          Name of                   Amount and Nature of       Percentage        Percent of
Class             Beneficial Owner          Beneficial Ownership        of Class       Voting Control (1)
-----             ----------------          --------------------       ----------      --------------

Common Stock

         Jayme Dorrough (2)                        653,700                  8.1%            93.1%
         Barry A. Rothman                                0                   -                -
         All executive officers
           and directors as a
           group (two persons)(2)                  653,700                  8.1%            93.1%
         Yucatan Holding Company (2)                     0                   -              93.1%
         Peter Lum (3)                           1,000,000                 12.4%              *

Class B Convertible Preferred Stock

         Jayme Dorrough (2)                        200,000                  100%            93.1%
         Barry A. Rothman                                0                    -               -
         All executive officers
           and directors as a
           group (two persons)(2)                  200,000                  100%            93.1%
         Yucatan Holding Company(2)                200,000                  100%            93.1%

*        represents less than 1%

(1) Percentage of Voting Control is based upon the number of issued and outstanding shares of our common stock and shares of our Class B Convertible Preferred Stock at October 2, 2002, giving proforma effect to the return of an additional 2,080,000 shares of our common stock and the redemption of the remaining 2,000,000 shares of our preferred stock pursuant to the terms of the Agreement. At October 2, 2002 the holders of our outstanding shares of common stock and Class B Convertible Preferred Stock were entitled to an aggregate of 108,057,954 votes at any meeting of our shareholders, which includes 8,057,954 votes attributable to the outstanding shares of common stock and 100,000,000 votes attributable to the outstanding shares of Class B Convertible Preferred Stock.

(2) Mrs. Dorrough, our sole director, is the sole officer and director of Yucatan Holding Company. Number of shares of common stock includes 653,700 shares owned by James McCann over which Mrs. Dorrough has voting control. All shares of Series B Convertible Preferred Stock owned by Mrs. Dorrough are owned of record by Yucatan Holding Company.

(3) According to our transfer agent's records, Mr. Lum's address is c/o 5497 Music Center Drive, East Stroudsburg, PA 18301.

Item 4.  Charges in Registrant's Certifying Accountant.

         On September 30, 2002 we notified Rodefer, Moss & Co PLLC, our principal independent accountant, that we were terminating their services. The report of Rodefer, Moss & Co PLLC on our financial statements for the fiscal year ended October 31, 2001 contained a qualification as to our ability to continue as a going concern. Other than such going concern qualification, such report did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between our company and

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

Rodefer, Moss & Co PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Rodefer, Moss & Co PLLC's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         On September 30, 2002 we engaged Dempsey Vantrease & Follis PLLC to act as our principal independent accountant. Prior to such engagement, we did not consult with Dempsey Vantrease & Follis PLLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

         The change in our principal independent accountants was approved by our board of directors.

         In accordance with the requirements of Item 304 of Regulation S-B of the Securities Act of 1933, we have provided Rodefer, Moss & Co PLLC with a copy of this Item 4 of this Report on Form 8-K and have requested that it furnish to us a letter addressed to the SEC stating whether it agrees with the statements made by us in this Item 4. and, if not, stating the respects in which it does not agree. We have requested that they provide us with this letter within 10 business days after the filing of this Report and we will immediately file same as an exhibit to an amendment to this Report.

Item 5.  Other Events and Regulation FD Disclosure.

Series B Convertible Preferred Stock

         On September 25, 2002 pursuant to the authority granted to and vested in the our board of directors in accordance with the provisions of our Articles of Incorporation, as amended through the date thereof, the board of directors designated a series of our previously authorized preferred stock, par value $.001 per share, consisting of 200,000 shares, and titled such series Series B Convertible Preferred Stock. Following are the relative rights, preferences, privileges, powers and restrictions thereof. When used in the following designations, rights and preferences, the term "Corporation" refers to Eline Entertainment Group, Inc.

         1.1 Designation and Dividends. The designation of this series, which consists of 200,000 shares of Preferred Stock, is the Class B Convertible Preferred Stock (the "Class B Preferred Stock") and the stated value shall be $0.001 per share. The holders of shares of Class B Preferred Stock shall not be entitled to receive dividends.

         1.2 Liquidation Preference. In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, the holders of Class B Preferred Stock will not be entitled to any liquidation preference and shall be subject to the provisions of Section 1.1 hereof.

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

         1.3 Redemption. The Class B Preferred Stock is not redeemable without the prior express written consent of the holders of a majority of the voting power of all then outstanding shares of such Class B Preferred Stock.

         1.4 Conversion. Each share of Class B Preferred Stock shall be convertible, at the sole option of the Corporation, at any time, or from time to time, after the date of issuance of such share at the office of this Corporation into such number of fully paid and non-assessable shares of Common Stock as is determined by mutual agreement of the Corporation and the holder of the Class B Preferred Stock at the time of conversion.

         1.5 Voting Rights. Each share of Class B Preferred Stock shall entitle the holder thereof to Five Hundred (500) votes for each one vote per share of Common Stock, and with respect to such vote, shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together as a single class with holders of Common Stock and any other series of Preferred Stock then outstanding, with respect to any question or matter upon which holders of Common Stock the have the right to vote. Class B Preferred Stock shall also entitle the holders thereof to vote as a separate class as set forth herein and as required by law.

         1.6 Protective Provisions. So long as any shares of Class B Preferred Stock are outstanding, this Corporation shall not without first obtaining the written approval of the holders of at least a majority of the voting power of the then outstanding shares of such Class B Preferred Stock:

                  (a) sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary Corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is transferred or disposed of;

                  (b) alter or change the rights, preferences or privileges of the Class B Preferred Stock;

                  (c) increase or decrease the total number of authorized shares of Class B Preferred Stock;

                  (d) authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security having rights, preferences or privileges over, or being on a parity with or similar to, the Class B Preferred Stock;

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

                  (e) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any security of this Corporation;

                  (f) amend this Corporation's Articles of Incorporation or bylaws; or

                  (g) change the authorized number of directors of the Corporation.

         1.7. Status of Converted or Redeemed Stock. In the event any shares of Class B Preferred Stock shall be converted or redeemed pursuant to Sections 1.3 or 1.4 hereof, the shares so converted or redeemed shall be cancelled and returned to the status of authorized but unissued shares of Preferred Stock.

         1.8. Taxes. This Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Class B Preferred Stock and Common Stock upon conversion of shares of Class B Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Class B Preferred Stock so converted were registered.

         We have filed a Certificate of Designation to our Articles of Incorporation with the Secretary of State of Nevada designating such series of preferred stock and setting forth its relative rights and preferences in accordance with the provisions of applicable Nevada law.

Officers and Directors

         Effective September 25, 2002 the following individuals are our executive officers and directors.

              Name                  Age            Position
              ----                  ---            --------

         Barry A. Rothman           47             President and secretary
         Jayme Dorrough             34             Director

         Mr. Rothman has been our president and secretary since September 25, 2002. Since May 1996 when he founded the company, Mr. Rothman has been the president of B. Alan Associates, Inc., a consulting firm assisting public companies in with corporate communications, marketing and investor relations. Since January 2001, Mr. Rothman has also served as vice president of Visual Data Corporation (Nasdaq: VDAT), a full service broadband media company that specializes in webcasting, marketing solutions for the travel industry and networking solutions for the entertainment industry. From February 1992 to May 1996 he was vice president of Greenstone Roberts Advertising. Mr. Rothman received a B.A. from Union College.

         Mrs. Dorrough has been a member of our board of directors since September 24, 2002. Since 1994 Mrs. Dorrough has been president and the principal of Yucatan Holding Company, a privately-held investment company with interests in various companies. Mrs. Dorrough has been a member of the board of directors of Techlabs, Inc. (OTCBB: TCLB) since December 2000, and has served as its president and secretary since February 2001. Yucatan Holding Company is our principal shareholder.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

3.1               Certificate of Designation to the Articles of Incorporation *

10.1              Stock Purchase and Redemption Agreement *

10.2              Promissory Note in the principal amount of $120,000 *

10.3              Form of Forgiveness of Debt and General Release *

16.1 Letter from Rodefer, Moss & Co, PLLC regarding change in certifying accountants **

*        filed herewith
**       to be filed by amendment



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Eline Entertainment Group, Inc.


Date: October 2, 2002                    By: /s/ Barry A. Rothman
                                             --------------------
                                             Barry A. Rothman, President



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